MERIDIAN VALUE FUND
                                                 January 22, 1996

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 29, 1995 was $11.91. This represents an increase of 23.80% for the calendar year and 19.10% from inception, February 5, 1994. The Fund's assets at the close of the quarter were invested 7.3% in cash and cash equivalents, and 92.7% in stocks. Total net assets were $1,199,114 and there were 134 shareholders.

Stocks experienced a strong year in 1995. Low interest rates, low inflation, strong corporate profits and the prospect of deficit reduction propelled most of the popular averages into record territory. The S&P 500 advanced 34 percent, its best performance since 1958. The NASDAQ gained 40 percent, the Russell 2000 26 percent and the Value Line 19 percent. There were no major bumps or corrections along the way. The year will be remembered for the strong performance of technology stocks, especially those related to semiconductors and the Internet. It was a difficult year for many retail stocks. Merchandisers of women's apparel were particularly hard hit.

Bonds had an exceptional year also in 1995. The thirty year treasury bond began the year at 7.9 percent and closed the year at 5.95 percent, its lowest yield since October, 1993. The Dow Jones Bond Index finished the year at 105.3, up from 93.6 a year ago, reflecting the lower rates.

The economy grew at a steady, if not spectacular pace during 1995. The current expansion will move into its sixth year this spring and we expect continued but modest growth during 1996 with stable interest rates and moderate rates of inflation. Consumer credit is somewhat high, but other than that there are no major excesses or areas of concern that we see at this time. Inventories are in line, plant expansion is modest and major corporations continue to streamline and cut costs to become more competitive, both domestically and internationally. Most important, the low level of inflation gives the Federal Reserve room to cut interest rates should the economy weaken. It's difficult to imagine a recession in 1996, given the economic landscape as described above and the fact that it's a presidential election year.

The Value Fund increased its investment in equities from nine stocks and 43% at the beginning of 1995 to thirty-nine positions and 93% at year-end. Purchases during the December quarter included Darden Restaurants, EZCorp, Elcor, Paragon Trade Brands, Spartan Motors, and the TJX Companies. We continue to research companies that generate good returns on capital employed, maintain strong balance sheets, possess strong management, face improving business prospects and trade at reasonable valuations.

Elcor Corporation, for example, is the leading manufacturer of premium laminated fiberglass asphalt shingles for residential roofs, a market that is projected to grow at least 10-15% annually for the next five years. Elcor has such a strong reputation for quality, innovation, and service that the company commands premium prices for its products. For two years, beginning in mid-1993, the company's earnings declined due to an easing of demand, higher transportation costs, pricing pressures and expenses associated with an $80 million investment in two new manufacturing plants. During this period Elcor's stock dropped from a high of $36 to a low of $13. The company's investment program is now almost complete, transportation costs have come down, and growth in demand has returned. As a result earnings growth has resumed and Elcor has the manufacturing capacity in place to meet the demands of a growing market over the next few years.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                                       /s/ Kevin C. O'Boyle
                                       Kevin C. O'Boyle

SCHEDULE OF INVESTMENTS AND NET ASSETS
DECEMBER 29, 1995
================================================================================

                                                                     Shares      Value
                                                                     -----     ----------
     COMMON STOCK - 92.7%
       BANKING AND FINANCE - 6.9%
          Bancorp Hawaii, Inc. ....................................    700        $25,113
          First Commerce Corporation...............................    900         28,800
          Washington Mutual, Inc. .................................  1,000         28,875
       CONSUMER PRODUCTS - 5.4%
          Liz Claiborne, Inc. .....................................  1,000         27,750
          Paragon Trade Brands, Inc. ..............................  1,600         37,400
       ENERGY - 8.0%
          Lomak Petroleum, Inc. ...................................  3,400         33,150
          Nabors Industries, Inc. .................................  3,100         34,488
          Schlumberger, Ltd. ......................................    400         27,700
       FOOD CHAINS - 2.6%
          The Vons Companies, Inc. ................................  1,100         31,075
       HEALTH SERVICES - 2.6%
          Capstone Pharmacy Services, Inc. ........................  4,100         30,750
       INDUSTRIAL SERVICES - 3.2%
          Thomas Group, Inc. ......................................  2,800         37,800
       INDUSTRIAL PRODUCTS - 10.2%
          Bettis Corporation.......................................  6,300         32,288
          Elcor Corporation........................................  1,300         28,275
          Seda Specialty Packaging.................................  2,300         28,463
          Spartan Motors, Inc. ....................................  3,000         33,000
       INSURANCE - 9.4%
          Integon Corporation......................................  1,600         33,000
          Mercury General Corporation..............................    550         26,263
          Omni Insurance Group.....................................  3,800         31,825
          SAFECO Corporation.......................................    600         20,700

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

DECEMBER 29, 1995
================================================================================

                                                                     Shares      Value
                                                                     -----     ----------

     COMMON STOCK (continued)
       REAL ESTATE - 13.4%
          Felcor Suite Hotels, Inc. ...............................  700          $19,425
          Health Care Property Investors, Inc. ....................  900           31,613
          Manufactured Homes Communities, Inc. ....................  1,800         31,500
          Oasis Residential, Inc. .................................  1,300         29,575
          Spieker Properties, Inc. ................................  800           20,100
          The Town and Country Trust...............................  2,200         28,600
       RESTAURANTS - 7.6%
          CKE Restaurants, Inc. ...................................  1,900         30,400
          Darden Restaurants, Inc. ................................  2,400         28,500
          Longhorn Steaks, Inc. ...................................  1,800         31,950
       RETAIL - 13.1%
          EZCORP, Inc. ............................................  6,000         28,500
          Fabri-Centers of America, Inc. - Class B.................  2,500         26,875
          Goody's Family Clothing, Inc. ...........................  2,700         23,625
          Pier 1 Imports, Inc. ....................................  1,785         20,304
          Price/Costco, Inc. ......................................  1,700         25,925
          The TJX Companies, Inc. .................................  1,700         32,088
       TECHNOLOGY - 8.1%
          Comverse Technology, Inc. ...............................  1,200         24,000
          InaCom Corporation.......................................  2,500         35,313
          TRO Learning, Inc. ......................................  2,500         37,344
       TRANSPORTATION - 2.4%
          Mesa Air Group, Inc. ....................................  3,200         28,800
                                                                               ----------
       TOTAL COMMON STOCK
       (Identified cost $957,545).........................................      1,111,148
                                                                               ----------
     CASH AND RECEIVABLES LESS LIABILITIES - 7.3%.........................         87,966
                                                                               ----------
     TOTAL NET ASSETS - 100%..............................................     $1,199,114
                                                                               ==========
     Shares of capital stock outstanding..................................        100,684
                                                                               ==========
     Net asset value per share............................................         $11.91
                                                                               ==========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 29, 1995
================================================================================

     ASSETS
       Investments (Cost $957,545)..........................................   $1,111,148
       Cash and cash equivalents............................................       85,581
       Receivables
          Interest..........................................................          103
          Dividends.........................................................        1,862
          Receivable for securities sold....................................            0
          Subscriptions receivable..........................................            0
          Due from manager..................................................        5,348
       Prepaid expenses.....................................................          417
                                                                               ----------
          TOTAL ASSETS......................................................    1,204,459
                                                                               ----------

     LIABILITIES
       Payables
          Payable for securities purchased..................................            0
       Accrued expenses.....................................................        5,345
                                                                               ----------
          TOTAL LIABILITIES.................................................        5,345
                                                                               ----------
     TOTAL NET ASSETS.......................................................   $1,199,114
                                                                               ==========
     Shares of capital stock outstanding, par value $.01
       (25,000,000 shares authorized).......................................      100,684
                                                                               ==========
     Net asset value per share (offering and redemption price)..............       $11.91
                                                                               ==========
     Net assets consist of:
       Paid in capital......................................................   $1,043,959
       Undistributed Net Investment Income (Loss)...........................       (3,362)
       Accumulated net realized gain........................................        4,913
       Net unrealized appreciation on investments...........................      153,603
                                                                               ----------
                                                                               $1,199,114
                                                                               ==========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF OPERATIONS
FOR PERIOD ENDED DECEMBER 29, 1995
================================================================================

     INVESTMENT INCOME
       Dividend income...........................................     $7,119
       Interest income...........................................      1,073
                                                                    --------
            Total investment income..............................                  $8,192
     EXPENSES
       Transfer agent fees.......................................     12,740
       Administrative fees.......................................     12,012
       Investment advisory fees..................................      4,299
       Legal.....................................................      4,004
       Registration and filing fees..............................      3,920
       Custodian fees............................................      3,070
       Auditing fee..............................................      2,892
       Taxes.....................................................        806
       Directors' fees and expenses..............................        546
       Insurance.................................................        318
       Shareholder Communications and Reports....................        170
       Association dues..........................................         36
                                                                    --------
            Total expenses.......................................     44,813
            Less: Reimbursement by manager.......................    (33,260)
                                                                    --------
                 Net expenses....................................                  11,554
                                                                                 --------
       Net investment loss.......................................                  (3,362)
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments..........................     28,830
       Net increase in unrealized appreciation on investments....    101,872
                                                                    --------
       Net realized and unrealized gains on investments..........                 130,702
                                                                                 --------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $127,340
                                                                                 ========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                 Period Ended       Year Ended
                                                              December 29, 1995    June 30, 1995
                                                              ------------------   -------------
     OPERATIONS
     Net investment loss...................................          ($3,362)          ($3,396)
     Net realized gain (loss) on investments...............           28,830           (20,940)
     Net increase (decrease) in unrealized appreciation of
       investments.........................................          101,872            54,235
                                                                  ----------         ---------
       Net increase (decrease) from operations.............          127,340            29,899
     DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income.................................                0                 0
     Net realized gains from investments...................                0                 0
                                                                  ----------         ---------
       Total distributions.................................                0                 0
                                                                  ----------         ---------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock...........................          457,226           400,303
     Reinvestment of distributions.........................                0                 0
     Less: redemptions.....................................         (100,473)         (106,719)
                                                                  ----------         ---------
       Increase resulting from
          capital share transactions.......................          356,753           293,584
                                                                  ----------         ---------
     Total increase in net assets..........................          484,093           323,483
     NET ASSETS
     Beginning of period...................................          715,021           391,538
                                                                  ----------         ---------
     End of period.........................................       $1,199,114          $715,021
                                                                  ==========         =========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                                                                            For the
                                                      For the period        fiscal       For the fiscal
                                                           ended          year ended      period ended
                                                     December 29, 1995   June 30, 1995   June 30, 1994*
                                                     -----------------   -------------   --------------
   Net Asset Value - Beginning of Period..........           $10.27            $9.87          $10.00
                                                         ----------          -------         -------
   Income from Investment Operations
   ---------------------------------------
   Net Investment Income (loss)...................            (0.03)           (0.04)           0.00
   Net Gains or Losses on Securities
     (both realized and unrealized)...............             1.67             0.44           (0.13)
                                                         ----------          -------         -------
   Total From Investment Operations...............             1.64             0.40           (0.13)
                                                         ----------          -------         -------
   Less Distributions
   -------------------
   Dividends from net investment income...........             0.00             0.00            0.00
   Distribution from capital gains................             0.00             0.00            0.00
                                                         ----------          -------         -------
   Total Distributions............................             0.00             0.00            0.00
                                                         ----------          -------         -------
   Net Asset Value - End of Period................           $11.91           $10.27           $9.87
                                                         ==========          =======         =======
   Total Return...................................           15.97%            4.05%          (1.30%)*
                                                         ==========          =======         =======
   Ratios/Supplemental Data
   ----------------------------
   Net Assets, End of Period (in thousands).......       $1,199,114         $715,021        $391,538
   Ratio of Expenses to Average Net Assets........            2.69%+**         2.78%+          1.28%+
   Ratio of Net Investment Income
     to Average Net Assets........................            (.78%)+**        (.58%)+         (.07%)+
   Portfolio Turnover Rate........................              81%**            77%            194%
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been
      10.45%, 14.64%, and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 8.54%, 12.44% and 10.02% respectively.
*     From commencement of operations on February 10, 1994.
**    Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 29, 1995
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $957,545, the aggregate gross unrealized appreciation is $175,653 and the aggregate gross unrealized depreciation is $22,050 resulting in net unrealized appreciation of $153,603.

   c. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series based on the guidelines established by the Board of Directors.

   f. CAPITAL ACCOUNTS: In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts. The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed loss and realized gains on a tax basis which is considered to be more informative to the shareholder. The net operating losses for the period ending June 30, 1994 and the fiscal year ending June 30, 1995 of $3,396 and $182 can not be carried forward under Federal tax rules, and were reclassified to additional paid-out in capital.

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 29, 1995, was 28.4%.

FOR THE PERIOD ENDED DECEMBER 29, 1995
================================================================================

3. ADVISORY FEE AND EXPENSE LIMITATION: The investment adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of the average net assets, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Reimbursements were $33,260 for the period ending December 29, 1995.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 29, 1995, were as follows:

                                                              Shares
                                                              ------
        Shares sold                                           40,484
        Shares issued on reinvestment of distributions             0
                                                              ------
                                                              40,484
        Shares redeemed                                       (9,400)
                                                              ------
        Net increase                                          31,084
                                                              ======

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum plus a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund for the period ended December 29, 1995 was $1,000.

6.  INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended December 29, 1995 were $784,774 and $316,567, respectively.

   b. INCOME PRODUCING INVESTMENTS: At December 29, 1995, those investments in securities which produce investment income (cash dividends) are Bancorp Hawaii, Inc., CKE Restaurants, Inc., Fabri-Centers of America (Class B), Felcor Suite Hotels, Inc., First Commerce Corporation, Health Care Property Investment, Inc., Integon Corporation, Liz Claiborne, Inc., Lomak Petroleum Inc., Manufactured Home Communities, Inc., Mercury General Corporation, Oasis Residential Inc., Pier 1 Imports, Inc., SAFECO Corporation, Schlumberger Ltd., Spieker Properties, Inc., Town and Country Trust, and Washington Mutual, Inc. All other investments in securities are non-income producing.

                     [This page intentionally left blank.]

                                                  MERIDIAN VALUE FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL P. MORK

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                            FUND/PLAN SERVICES, INC.
                           Conshohocken, Pennsylvania
                                 (800) 441-6580

                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California

                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT
                                     [LOGO]

                                              (R)

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                               DECEMBER 29, 1995